EXHIBIT 99.1

                                        CHANCELLOR CORPORATION
                                   PRO FORMA COMBINED BALANCE SHEETS
                                        AS OF DECEMBER 31, 1998
                                            (IN THOUSANDS)


                                          PRO FORMA    PRO FORMA
                                          CHANCELLOR      MRB       ADJUSTMENTS    COMBINED
ASSETS
Cash and cash equivalents                $       612   $       32  $        644
Receivables, net                               2,880          375         3,255
Inventory                                         37       10,721        10,758
Net investment in direct finance lease           359          359
Equipment on operating lease, net                702          702
Residual values, net                             219          219
Furniture and equipment, net                     808          191           999
Other investments                              3,681        3,681
Intangibles, net                               3,251        4,290            (1)      7,541
Other assets, net                              1,262          149         1,411
                                              13,811       11,468         4,290      29,569
                                         ------------  ----------  -------------  ----------

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable & accrued expenses            5,062        1,303         6,365
Deferred reimbursable expenses                 1,068            -         1,068
Indebtedness:
  Revolving credit line                            -        9,063         9,063
  Notes payable                                  115          828           943
  Non recourse debt                              889            -           889
  Recourse debt                                4,234            -         4,234
                                              11,368       11,194             -      22,562
                                         ------------  ----------  -------------  ----------

Commitments and contingencies

Stockholders' Equity:
  Preferred stock, Series AA                      50           50
  APIC, Series AA                                964          964
  Common stock                                   385           80           (35)         (2)      430
  APIC                                        28,978            -         4,275          (3)   33,253
  Retained earnings/accumulated deficit      (27,934)         194            50          (4)  (27,690)
                                               2,443          274         4,290       7,007
                                         ------------  ----------  -------------  ----------

                                         $    13,811   $   11,468  $      4,290   $  29,569
                                         ============  ==========  =============  ==========


SUMMARY  NOTES  TO  PRO  FORMA  ADJUSTMENTS:
(1) Adjustment to reflect i) acquisition costs of $3,405,000, ii) issuance of 4,500,000 shares of Chancellor's Common Stock valued at $0.96 per share or $4,320,000, and iii) elimination of $80,000 of MRB common stock and $50,000 of accumulated deficit. Intangibles include the allocated purchase price in the amounts of $995,000, $750,000, and $5,950,000 for non-compete agreements, customer lists, and goodwill, respectively, net of accumulated amortization of $154,000. Intangibles have been amortized using the straight-line method over their useful economic lives ranging from 5 to 40 years.
(2)     Adjustment  to reflect i) elimination of MRB common stock of $80,000 and
ii) record issuance of 4,500,000 shares of Chancellor Common Stock, $.01 par value.
(3) Adjustment to reflect additional paid-in capital associated with the issuance of 4,500,000 shares of Chancellor Common Stock, $.01 par value, valued at $0.96 per share.
Adjustment  to  eliminate  accumulated  deficit  of  MRB  as  of  July 31, 1998.

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

                                  CHANCELLOR CORPORATION
                        PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                           FOR THE YEARS ENDED DECEMBER 31, 1998
                           (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                           PRO FORMA   PRO FORMA
                                          CHANCELLOR      MRB      ADJUSTMENTS   COMBINED
Revenues:
  Transportation equipment sales          $     6,165  $   39,074  $     45,239
  Rental income                                   942         942
  Lease underwriting income                        74          74
  Direct finance lease income                     110         110
  Interest income                                 194         194
  Gains from portfolio remarketing              1,374       1,374
  Fees from remarketing income                  1,407       1,407
  Other                                           442         442
                                               10,708      39,074             -     49,782
                                          -----------  ----------  ------------  ---------


Cost of Sales:
  Cost of transportation equipment sales        5,646      32,753        38,399
  Selling, general & administrative             3,613       5,491         9,104
   Interest                                       201         445           646
   Depreciation & amortization                    642          40           682
                                               10,102      38,729             -     48,831
                                          -----------  ----------  ------------  ---------

Net income                                $       606  $      345  $          -  $     951
                                          ===========  ==========  ============  =========

Basic net income per share                $      0.03
                                          ===========

Diluted net income per share              $      0.02
                                          ===========

Shares used in computing basic net
  Net income per share                     36,695,162
                                          ===========

Shares used in computing diluted net
  Income per share                         52,941,579
                                          ===========
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

                                     CHANCELLOR CORPORATION
                           PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                              FOR THE YEARS ENDED DECEMBER 31, 1997
                              (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                               PRO FORMA    PRO FORMA
                                               CHANCELLOR      MRB      ADJUSTMENTS    COMBINED
 Revenues:
   Transportation equipment sales             $         -   $   27,332  $     27,332
   Rental income                                      870          870
   Lease underwriting income                          293          293
   Direct finance lease income                        272          272
   Interest income                                     44           44
   Gains from portfolio remarketing                   801          801
   Fees from remarketing income                     1,488        1,488
   Other                                              665          665
                                                    4,433       27,332             -     31,765
                                              ------------  ----------  ------------  ----------

 Cost of Sales:
   Cost of transportation equipment sales               -       22,604        22,604
   Selling, general & administrative                6,412        4,207        10,619
    Interest                                          281          406           687
    Depreciation & amortization                       459           47           506
                                                    7,152       27,264             -     34,416
                                              ------------  ----------  ------------  ----------

 Income (loss) before extraordinary item
    and income tax provision                       (2,719)          68             -     (2,651)
Income tax provision                                   13            -             -         13
                                              ------------  ----------  ------------  ----------
Income (loss) before extraordinary item            (2,732)          68             -     (2,664)
Extraordinary item-gain on debt forgiveness           930            -             -        930
                                              ------------  ----------  ------------  ----------

Net income (loss)                             $    (1,802)  $       68  $          -  $  (1,734)
                                              ============  ==========  ============  ==========

Basic net loss per share:
  Loss before extraordinary item              $     (0.17)
  Extraordinary item                                    0
  Net loss                                    $     (0.11)
                                              ============

Shares used in computing basic net
  loss per share                               15,224,432
                                              ============
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